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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Panera Bread Company on Form 10-K for the fiscal year ended December 27, 2003, as filed with the Securities and Exchange Commission, we, Ronald M. Shaich, Chief Executive Officer, and Mark E. Hood, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

     2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.

A signed original of this written statement required by Section 906 has been provided to Panera Bread Company and will be retained by Panera Bread Company and furnished to the Securities and Exchange Commission or its Staff upon request.


Dated: March 10, 2004

                              /s/ RONALD M. SHAICH
                              --------------------------------------------------
                              Ronald M. Shaich
                              Chairman and Chief Executive Officer


Dated: March 10, 2004
                              /s/ Mark E. Hood
                              --------------------------------------------------
                              Mark E. Hood
                              Senior Vice President, Chief Financial Officer